[cover:  graphic: abstract globe]

EUROPACIFIC GROWTH FUND

SEMI-ANNUAL REPORT
For the Six Months Ended September 30, 1997

[The American Funds Group(R)]


EUROPACIFIC GROWTH FUND(R)
Seeks long-term capital appreciation by investing in the securities of companies based outside the United States. More than half of the world's investment opportunities can be found beyond the borders of our country. As a shareholder in the fund, you have access to what we believe are the best of those opportunities.


A Look at the Fund's Results
(through 9/30/97 with all distributions reinvested)

Six months                   +15.1%
12 months                    +25.7
Lifetime (since 4/16/84)    +714.2
Average annual compound
return over the fund's
lifetime                     +16.9

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the returns, with all distributions reinvested, through September 30, 1997, assuming payment of the 5.75% maximum sales charge at the beginning of the stated periods:

                                      Average Annual
               Total Return          Compound Return
Ten Years          +200.38%                  +11.63%
Five Years         +106.11                   +15.56
One Ye              +18.47                        -

Sales charges are lower for accounts of $50,000 or more.

THE FIGURES SHOWN IN THIS REPORT REFLECT PAST RESULTS, WHICH ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

Unless otherwise indicated, returns in this report assume reinvestment of all distributions.



FELLOW SHAREHOLDERS

EuroPacific Growth Fund made excellent progress in the first half of its 1998 fiscal year. For the six months ended September 30, the value of your shares increased 15.1% assuming you reinvested both the income dividend of 9 cents a share and the capital gain distribution of 88 cents a share that were declared in May and paid in June.

     During this period, the unmanaged Morgan Stanley Capital International EAFE(R) (Europe, Australasia, Far East) Index, which measures all major stock markets outside North America, had a total return of 12.3% on a reinvested basis.

     These latest results bring the fund's total return since it began operations in mid-April 1984 to 714.2%, or an average compound return of 16.9% a year. By comparison, the EAFE Index rose 542.8%, an average of 14.8% a year, during that period. EuroPacific's lifetime results placed it first among the 13 U.S.-based international funds in existence throughout its 13-year life span, according to Lipper Analytical Services./1/

/1/ EuroPacific also finished high in the Lipper rankings over other periods. For the 10 years ended September 30, 1997, it ranked 3rd out of 32 comparable funds; for the five years, it ranked 15th out of 98 funds; for the 12 months, it ranked 81st out of 397 funds. Lipper rankings are based on total return and do not reflect the effects of sales charges.

WORLD MARKETS IN REVIEW

Equity markets around the globe continued their extraordinary march upward throughout much of the six-month period. (That climb was abruptly halted in late October, after the close of the period.) Stock prices rose strongly through July, propelled by robust corporate profits, moderate inflation and strong capital inflows from enthusiastic investors. Despite a brief downturn in August, most markets closed the period considerably higher than where they began. The dollar's continued strength against most local currencies, however, trimmed returns for U.S. investors.

     In Europe, gains were broad-based, with virtually every market in which the fund invests posting double-digit increases, both in dollars and in local currency. In a period which saw U.S. stock prices rise 26%, several European markets reached record highs during the summer. The U.K. ended the six months with a 21% return in dollars, while Finland, Italy and Spain gained 34%, 30% and 30%, respectively. The impact of these increases on the fund's results was significant: Together, these four countries accounted for 20% of net assets.

[Begin sidebar]
"Nearly all of the fund's 10 largest holdings posted substantial gains." [End sidebar]

     Japanese stocks, which have provided disappointing returns in recent years, closed the period 8% higher in U.S. dollar terms. The Japanese market was buoyed through midsummer by reports of strong economic growth. The rally was short-lived, as the effects of a consumer tax hike and government belt-tightening led to a retreat in stock prices in August and September. Good stock selection, however, meant that during the six months many of our Japanese investments did better than the stock market as a whole, including integrated circuit manufacturer Rohm (+59.8%), Sony (+35.2%) and Honda (+17.1%), which are also among the fund's larger holdings. Throughout the first half of the fiscal year, we added to our positions in Japan. At 14% of net assets, Japanese companies now form the fund's largest area of concentration.

     Meanwhile, markets in the Americas continued to do quite well. Many of our holdings posted higher gains than the fund overall, including Telefonos de Mexico (+34.5%), the Brazilian utility company Eletrobras (+31.1%) and the Bank of Nova Scotia (+30.3%).

     Southeast Asia was a glaring exception to the world's rising stock markets during the period. Lax lending policies in a shaky real estate market, as well as severe overbuilding of manufacturing capacity, sparked a wave of currency turmoil that began in Thailand and quickly spread to Malaysia, Indonesia and the Philippines. The shock - which would later strike Hong Kong, Taiwan and South Korea - sent stock prices reeling and currency values sharply lower. The crisis had little impact on the fund's results. Although we have had large holdings in Southeast Asia in the past, the fund has not had a significant presence there for some time. (EuroPacific does hold nearly 4% of net assets in Hong Kong; that market experienced a severe decline several weeks after the close of the reporting period.) We remain optomistic about Southeast Asia's long-term growth prospects, but we are obviously concerned about the short-term consequences of the region's financial instability and market excesses. With stock prices at such low levels, though, we have been keeping an eye out for bargains.

WHERE THE FUND'S ASSETS ARE INVESTED
(percent invested by country)
                                                          EAFE
                          EuroPacific Growth Fund       Index*
                        (9/30/97)       (3/31/97)    (9/30/97)
EUROPE
United Kingdom              13.2%           11.8%        20.3%
Sweden                       5.4             6.3          2.7
France                       4.9             6.0          7.1
Netherlands                  4.9             5.4          5.4
Switzerland                  3.6             3.9          6.6
Germany                      3.5             5.7          9.1
Italy                        2.9             2.8          3.6
Spain                        2.5             2.8          2.5
Norway                       1.6             1.6           .6
Finland                      1.3             1.3           .8
Ireland                       .9              .8           .4
Other Europe                 1.0             .72           .5
                            45.7            49.1         61.6
PACIFIC BASIN
Japan                       13.7            10.2         29.2
Australia                    6.8             5.8          2.8
Canada                       4.7             4.7            -
Hong Kong                    3.7             3.4          3.7
Mexico                       2.8             2.8            -
South Korea                   .8             1.1            -
New Zealand                   .8             1.5           .3
Philippines                   .7              .9            -
Taiwan                        .6              .4            -
Other Pacific Basin          1.4             1.9          2.4
                            36.0            32.7         38.4
Other Countries              6.4             5.8            -
Cash & Equivalents          11.9            12.4            -
TOTAL                      100.0%          100.0%       100.0%
*Weighted by market capitalization

[Begin sidebar]
"With stock valuations at high levels, markets have become more volatile." [End sidebar]

A LOOK AT THE PORTFOLIO

As we have often said, EuroPacific invests on a company-by-company basis, rather than emphasizing geographic regions. The fund's largest investments reflect strong convictions about companies we believe provide exceptional value or attractive prospects for long-term growth. Nearly all of our 10 largest holdings posted substantial gains over the six-month period. These securities account for 15% of net assets, representing nine countries and six industries. In addition to the Bank of Nova Scotia and Telefonos de Mexico, they include German conglomerate Mannesmann (+25.0%), Swiss pharmaceutical giant Novartis (+23.9%) and ING Groep (+17.5%), a global banking and insurance company based in the Netherlands.

     Industry concentrations in EuroPacific, like country concentrations, are a result of judgments on the outlook for individual companies. The fund continues to be well-represented in the telecommunications, banking and health care sectors, where many companies are benefiting from a trend toward globalization as they expand the borders of their operations. Telefonica de Espana (+27.6%), the fund's fourth-largest holding, is a good example. In addition to enhancing its mobile communications capabilities at home, the company has been investing heavily in infrastructure in Latin American markets, which are still relatively underserviced.

     Our emphasis on individual companies leads to broad diversification. On September 30, the fund held securities representing more than 275 companies based in over 30 countries. Nearly 46% of net assets was invested in European stocks. Pacific Basin countries accounted for 36% of net assets, while 6% was invested in equities from other countries. The remaining 12% was held in cash and equivalents.

LOOKING AHEAD

A number of factors have contributed to the remarkable vigor of global equity markets in recent years. Inflationary pressures appear to be in check. That has kept interest rates relatively low, encouraging continued capital investment. European governments have attempted to put their fiscal houses in order in anticipation of the single currency set to begin in January 1999. Regulatory barriers have continued to fall, providing both new and profitable investment opportunities.

     At the same time, economic fundamentals in many cases have not kept pace with financial markets. Although the U.S. economy appears to be on a steady track, most European countries are still struggling with high unemployment and tax burdens that have restrained growth. Latin America is still in the early stages of economic reform. In Asia, the vast majority of economies are facing considerable uncertainty after a period of growth.

     It is an environment that suggests caution as we move ahead. With stock valuations at high levels, markets have become more volatile and less tolerant of profit disappointments and other shocks. Indeed, many investors learned this lesson in late October, when Hong Kong's market selloff triggered a wave of declines in virtually every equity market around the world. We would also point out that the fund's 15% six-month gain is close to the 17% average annual return earned by the fund over its lifetime. Therefore, while periods like the one just past are always welcome, we would urge shareholders to set realistic expectations for their long-term goals and not extrapolate future returns from these substantial gains.

     We look forward to reporting to you again in six months.

Cordially,

[/s/ Walter P.  Stern]           [/s/ Thierry Vandeventer]
Walter P. Stern                  Thierry Vandeventer
Chairman of the Board            President

November 14, 1997


EuroPacific Growth Fund
Equity-Type Securities Added to the PortfolioEquity-Type Secutities Eliminated from the Portfolio
since March 31, 1997                                                        since March 31, 1997

Acer                                                                              AB Electrolux
ADVANTEST                                                                                   ACOM
Asahi Breweries                                                                             BASF
Ayala Land                                                     Ciba Specialty Chemicals Holdings
Billiton                                                             Credit Commercial de France
BOC                                                                                          DSM
Cheung Kong (Holdings)                                                                Eurotunnel
De Beers Consolidated Mines                                                              Hoechst
Dimension Data Holdings                                                 Kimberly-Clark de Mexico
Dixons                                                                     Kokusai Denshin Denwa
Edaran Otomobil Nasional                                             Mitsubishi Heavy Industries
Foster's Brewing                                        Munchener Ruckversicherungs-Gesellschaft
Fujitsu                                                          NTT Data Communications Systems
Kingfisher                                                                          Outokumpu Oy
Koninklijke KNP BT                                                           Pohang Iron & Steel
LG Semicon                                                                              PowerGen
Modern Times                                                                            Preussag
Normandy Mining                                                                      Riso Kagaku
Norsk Hydro                                                                          Rolls-Royce
Oil Cos Lukoil                                                                    SANYO Electric
Orange                                                                             Sumitomo Bank
Portugal Telecom                                                                         Thyssen
Premier Farnell                                                         Yasuda Trust and Banking
Qantas Airways
Redland
Safeway
Samsung Electronics
Shiseido
Singapore Press Holdings
South China Morning Post (Holdings)
STB Cayman Capital
Telecom Argentina
Telefonica de Argentina
Tokai Bank
Unibanco-Uniao de Bancos Brasileiros
Unified Energy System of Russia
Williams Holdings

EuroPacific Growth Fund
Investment Portfolio September 30, 1997 (unaudited)
                                                                                                      Percent
Industry Diversification                                                Largest Individual             of Net
10.17% Telecommunications                                                         Holdings             Assets
 9.89% Banking                                                                    Novartis              2.33%
 7.01% Health & Personal Care                                                        Astra               1.88
 5.05% Broadcasting & Publishing                                                Mannesmann               1.60
 4.52% Automobiles                                                    Telefonica de Espana               1.49
51.24% Other Industries                                                          ING Groep               1.48
12.12% Bonds, Cash and Equivalents                                     Bank of Nova Scotia               1.32
                                                                  Australia and New Zealand
                                                                             Banking Group               1.32
                                                                  Bayerische Motoren Werke               1.29
                                                                       Telefonos de Mexico               1.22
                                                                     Telecom Italia Mobile               1.20



EQUITY-TYPE SECURITIES                                                           Shares or     Market Percent
(common and preferred stocks and convertible debentures)                         Principal      Value  of Net
                                                                                    Amount (Millions)  Assets
Telecommunications - 10.17%
Telefonica de Espana, SA (Spain)                                                  9,285,000   $293.046
Telefonica de Espana, SA (American Depositary Receipts)                             153,000     14.401    1.49%
Telefonos de Mexico, SA de CV, Class L (American Depositary
 Receipts) (Mexico)                                                               4,372,000    226.251
Telefonos de Mexico, SA de CV, Class L                                            9,612,500     25.065    1.22
Telecom Italia Mobile SpA (Italy)                                                49,780,000    198.831
Telecom Italia Mobile SpA, savings shares                                        23,105,000     48.190    1.20
Hong Kong Telecommunications Ltd. (Hong Kong)                                    65,737,048    148.684     .72
Koninklijke PTT Nederland NV (Netherlands)                                        3,354,800    132.191     .64
Telefonica de Argentina SA, Class B (American Depositary
 Receipts) (Argentina)                                                            3,438,050    125.919     .61
Telecom Corp. of New Zealand Ltd. (New Zealand)                                  16,780,173     85.122
Telecom Corp. of New Zealand Ltd. (1)                                             6,519,900     33.074
Telecom Corp. of New Zealand Ltd. (American Depositary
 Receipts)                                                                           63,600      2.576     .59
Telecom Italia SpA, savings shares (Italy)                                       18,565,116     72.524
Telecom Italia SpA                                                                5,985,000     40.102     .55
Orange PLC (United Kingdom)                                                      24,137,600     86.292     .42
Tele Danmark AS, Class B (Denmark)                                                1,000,000     52.772
Tele Danmark AS, Class B (American Depositary Receipts)                           1,050,400     28.033     .39
Philippine Long Distance Telephone Co. (American Depositary
 Receipts) (Philippines)                                                          1,462,500     39.670
Philippine Long Distance Telephone Co., convertible preferred
 shares, Series III (Global Depositary Receipts)                                    400,000     20.900
Philippine Long Distance Telephone Co.                                              460,000     12.545
Philippine Long Distance Telephone Co., convertible preferred
 shares, Series II (Global Depositary Receipts) (1)                                 220,000      7.040     .39
Telefonica del Peru SA (American Depositary Receipts) (Peru)                      2,808,900     66.360     .32
Mahanagar Telephone Nigam Ltd. (India)                                            7,600,000     53.895     .26
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.
 (American Depositary Receipts) (Indonesia)                                       1,078,600     28.313
Perusahaan Perseroan (Persero) PT Indonesian Satellite Corp.                      8,550,000     21.868     .24
British Telecommunications PLC (United Kingdom)                                   7,000,000     46.265     .22
Telecomunicacoes Brasileiras SA, preferred nominative
 (American Depositary Receipts) (Brazil)                                            277,436     35.720     .17
Portugal Telecom, SA (Portugal)                                                     795,000     34.587     .17
Videsh Sanchar Nigam Ltd. (Global Depositary Receipts) (India) (1)                1,711,309     28.878     .14
SK Telecom Co., Ltd. (South Korea)                                                   40,040     25.458     .12
Deutsche Telekom AG (Germany)                                                     1,213,500     23.551     .11
Telecom Argentina SA, Class B (American Depositary Receipts)
 (Argentina)                                                                        773,100     23.531     .11
DDI Corp. (Japan)                                                                     2,400     12.070     .06
Vodafone Group PLC (American Depositary Receipts)
 (United Kingdom)                                                                   105,000      5.644     .03
Banking - 9.89%
Bank of Nova Scotia (Canada)                                                      5,664,100    271.418    1.32
Australia and New Zealand Banking Group Ltd. (Australia)                         33,148,675    270.903    1.32
Royal Bank of Canada (Canada)                                                     4,052,700    199.188     .97
Westpac Banking Corp. (Australia)                                                22,310,130    140.624     .68
HSBC Holdings PLC (Hong Kong)                                                     3,960,000    132.560
HSBC Holdings PLC (United Kingdom)                                                  172,223      6.117     .67
Lloyds TSB Group PLC (United Kingdom)                                             9,670,000    130.166     .63
Sakura Bank, Ltd. (Japan)                                                        20,969,000    100.408
Sakura Finance (Bermuda) Trust, convertible preference share
 units                                                                                  269     12.925     .55
Banco de Santander, SA (Spain)                                                    3,240,000    106.619     .52
ABN AMRO Holding NV (Netherlands)                                                 4,919,500     99.897     .49
Bank of Scotland (United Kingdom)                                                 9,145,000     75.571     .37
Fuji Bank, Ltd. (Japan)                                                           6,000,000     66.224
Fuji International Finance (Bermuda) Trust, convertible
 preference share units                                                                 260      6.036     .35
STB Cayman Capital Ltd., 0.50% convertible debentures 2007
 (Japan)                                                                    Y5,925,000,000      54.677     .27
Bank of Tokyo-Mitsubishi, Ltd. (Japan)                                            1,151,000     21.969
MBL International Finance, 3.00% convertible debentures
 2002 (Bermuda)                                                                 $15,000,000     16.284     .19
Grupo Financiero Banamex Accival, SA de CV, Class B (Mexico) (2)                  9,530,000     30.065
Grupo Financiero Banamex Accival, SA de CV, Class L (2)                           2,207,777      6.482     .18
Tokai Bank, Ltd. (Japan)                                                          4,000,000     33.162
TB Finance (Cayman) Ltd., convertible preference share units                            186      3.033     .18
Allied Irish Banks, PLC (Ireland)                                                 3,750,000     33.107     .16
National Australia Bank Ltd. (Australia)                                          2,060,606     31.680     .15
Unibanco-Uniao de Bancos Brasileiros SA (Global Depositary
 Receipts) (Brazil) (2)                                                             800,000     29.300     .14
Asahi Bank, Ltd. (Japan)                                                          4,850,000     28.174     .14
Barclays PLC (United Kingdom)                                                     1,000,000     27.026     .13
Toyo Trust and Banking Co., Ltd. (Japan)                                          2,800,000     21.819     .11
Kookmin Bank (Global Depositary Receipts) (South Korea) (1)                       1,530,858     19.901     .10
Hanil Bank (South Korea)                                                          4,241,600     19.559     .10
MTI Capital (Cayman) Ltd., 0.50% convertible debentures 2007
 (Japan)                                                                    Y1,150,000,000       9.603
Mitsui Trust and Banking Co., Ltd.                                                1,475,000      7.357     .08
Korea First Bank (South Korea)                                                    2,010,000      7.397     .04
Bangkok Bank PLC, 3.25% convertible debentures 2004 (Thailand)                  $10,000,000      5.900     .03
Shinhan Bank (South Korea)                                                          454,473      3.823     .02
Health & Personal Care- 7.01%
Novartis AG (Switzerland)                                                           311,733    479.226    2.33
AB Astra, Class A (Sweden)                                                       18,147,733    335.736
AB Astra, Class B                                                                 2,832,267     50.152    1.88
Zeneca Group PLC (United Kingdom)                                                 5,563,000    181.504     .88
Elan Corp., PLC (American Depositary Receipts) (Ireland) (2)                      2,294,600    114.873     .56
Glaxo Wellcome PLC (United Kingdom)                                               2,185,000     49.178
Glaxo Wellcome PLC (American Depositary Receipts)                                 1,000,000     44.937     .46
SmithKline Beecham PLC (American Depositary Receipts)
 (United Kingdom)                                                                 1,000,000     48.875     .24
Teva Pharmaceutical Industries Ltd. (American Depositary
 Receipts) (Israel)                                                                 800,000     44.600     .22
Shiseido Co., Ltd. (Japan)                                                        2,714,000     43.694     .21
Sankyo Co., Ltd. (Japan)                                                            941,000     32.642     .16
Synthelabo (France)                                                                 128,000     15.189     .07
Multi-Industry- 5.34%
Siebe PLC (United Kingdom)                                                       11,500,000    231.734    1.13
Orkla AS, Class A (Norway)                                                        1,974,000    174.989
Orkla AS, Class B                                                                   500,000     40.583    1.05
Hutchison Whampoa Ltd. (Hong Kong)                                               19,430,000    191.482     .93
Lend Lease Corp. Ltd. (Australia)                                                 4,341,120    103.132     .50
Swire Pacific Ltd., Class A (Hong Kong)                                          12,905,000     98.824     .48
Jardine Strategic Holdings Ltd. (Singapore - Incorporated in
 Bermuda)                                                                        14,375,000     56.350
Jardine Strategic Holdings Ltd., 7.50% convertible Eurobonds
 2049                                                                           $11,631,000     14.425
Jardine Strategic Holdings Ltd. (American Depositary Receipts)                      300,000      2.352
Jardine Strategic Holdings Ltd., warrants, expire 1998 (2)                        1,375,000       .866     .36
Imasco Ltd. (Canada)                                                              1,530,000     46.348     .23
Industriforvaltnings AB Kinnevik, Class B (Sweden)                                1,059,111     23.722
Industriforvaltnings AB Kinnevik, Class A                                           302,260      6.750     .15
Williams Holdings PLC (United Kingdom)                                            4,800,000     28.587     .14
Ayala Corp., Class B (Philippines)                                               40,232,525     16.518     .08
First Pacific Co. Ltd. (Hong Kong)                                               15,928,210     15.955     .08
Brierley Investments Ltd. (New Zealand)                                          16,000,000     13.835
Brierley Investments Ltd., convertible preferred shares                           1,500,000      1.201     .07
Incentive AB, Class B (Sweden)                                                      150,000     14.371     .07
B.A.T Industries PLC (United Kingdom)                                             1,220,000     10.692     .05
Groupe Bruxelles Lambert SA, warrants, expire 1998 (Belgium) (2)                    126,900      4.756     .02
Broadcasting & Publishing - 5.05%
News Corp. Ltd. (American Depositary Receipts) (Australia)                        3,958,200     80.896
News Corp. Ltd., preferred shares                                                11,114,764     49.202
News Corp. Ltd.                                                                   8,705,032     44.633
News Corp. Ltd., preferred shares (American Depositary
 Receipts)                                                                        1,181,600     21.195     .95
Mediaset SpA(Italy) (1)                                                          16,174,544     83.661
Mediaset SpA                                                                      8,093,000     41.860     .61
CANAL + (France)                                                                    518,015     92.290     .45
Publishing & Broadcasting Ltd. (Australia)                                       13,428,725     88.535     .43
Grupo Televisa, SA (American Depositary Receipts) (Mexico) (2)                    1,791,800     64.169     .31
Thomson Corp. (Canada)                                                            2,150,000     52.524     .26
SOFTBANK CORP. (Japan)                                                            1,188,400     48.621     .24
Carlton Communications PLC (United Kingdom)                                       5,441,250     45.184     .22
Television Broadcasts Ltd. (Hong Kong)                                           11,467,000     40.608     .20
Pathe (France)                                                                      157,300     31.880     .15
Reed International PLC (United Kingdom)                                           2,311,268     19.603
Elsevier NV (Netherlands)                                                           725,000     10.558     .15
Independent Newspapers, PLC (Ireland)                                             5,040,644     29.306     .14
Daily Mail and General Trust PLC, Class A (United Kingdom)                          969,000     28.503     .14
Pearson PLC (United Kingdom)                                                      2,210,000     27.947     .14
Nippon Television Network Corp. (Japan)                                              75,000     27.013     .13
South China Morning Post (Holdings) Ltd. (Hong Kong)                             24,000,000     21.868     .11
Wolters Kluwer NV (Netherlands)                                                     154,659     20.916     .10
NV Verenigd Bezit VNU (Netherlands)                                                 850,000     19.787     .10
Television Francaise 1 SA (France)                                                  165,000     14.308     .07
United News & Media PLC, 6.125% convertible debentures
 2003 (United Kingdom)                                                          L7,400,000      13.153     .06
Modern Times Group MTG AB, Class B (Sweden) (2)                                   1,059,111      8.257
Modern Times Group MTG AB, Class A (2)                                              302,260      2.317     .05
Singapore Press Holdings Ltd. (Singapore)                                           510,000      7.502     .04
Automobiles - 4.52%
Bayerische Motoren Werke AG (Germany)                                               281,909    240.683
Bayerische Motoren Werke AG, preferred shares                                        43,636     25.406    1.29
Honda Motor Co., Ltd. (Japan)                                                     4,884,000    170.636     .83
Volvo AB, Class B (Sweden)                                                        5,125,000    147.299     .72
Toyota Motor Corp. (Japan)                                                        4,718,000    144.868     .70
Suzuki Motor Corp. (Japan)                                                        9,539,000     91.828     .45
Peugeot SA (France)                                                                 300,000     39.655     .19
Volkswagen AG (Germany)                                                              34,400     23.952     .12
Edaran Otomobil Nasional Bhd. (Malaysia)                                          3,060,000     12.266     .06
Hyundai Motor Co. (Global Depositary Receipts) (South Korea) (1)                    940,000      6.439
Hyundai Motor Co. (Global Depositary Receipts)                                      800,000      5.480     .06
Daimler-Benz AG, 4.125% convertible debentures 2003 (Germany) (1)             DM13,522,000      11.740     .06
Regie Nationale des Usines Renault, SA (France) (2)                                 300,000      8.920     .04
Energy Sources - 4.25%
TOTAL, Class B (France)                                                           1,177,461    135.141
TOTAL, Class B (American Depositary Receipts)                                     1,033,547     59.235     .94
Royal Dutch Petroleum Co. (Netherlands)                                           1,600,000     89.812
Royal Dutch Petroleum Co. (New York Registered Shares)                              460,000     25.530
 'Shell' Transport and Trading Co., PLC (New York Registered
 Shares) (United Kingdom)                                                           675,000     30.037     .71
Elf Aquitaine (France)                                                              850,000    113.793     .55
ENI SpA (Italy)                                                                   7,500,000     47.351
ENI SpA (American Depositary Receipts)                                              550,000     34.547     .40
Suncor Energy Inc. (Canada)                                                       2,000,000     72.675     .35
Sasol Ltd. (South Africa)                                                         4,169,940     57.555     .28
Repsol SA (American Depositary Receipts) (Spain)                                  1,150,000     49.881     .24
Broken Hill Proprietary Co. Ltd. (Australia)                                      3,532,246     41.151     .20
Woodside Petroleum Ltd. (Australia)                                               4,200,000     40.081     .19
YPF SA, Class D (American Depositary Receipts) (Argentina)                          967,000     35.658     .17
Norsk Hydro AS (Norway)                                                             265,000     15.842     .08
Petrofina SA (Belgium)                                                               40,000     15.711     .08
Oil Cos Lukoil (American Depositary Receipts) (Russia)                              124,600     12.236     .06
Beverages & Tobacco - 3.67%
Panamerican Beverages, Inc., Class A (Mexico)                                     3,322,800    129.797     .63
Asahi Breweries, Ltd. (Japan)                                                     6,060,000     97.563
Asahi Breweries, Ltd., 1.00% convertible debentures 2003                      Y924,000,000      12.844
Asahi Breweries, Ltd., 0.90% convertible debentures 2001                      Y520,000,000       7.168
Asahi Breweries, Ltd., 0.95% convertible debentures 2002                      Y410,000,000       5.682     .60
Coca-Cola Amatil Ltd. (Australia)                                                10,809,635    115.665     .56
Foster's Brewing Group Ltd. (Australia)                                          52,800,000    111.318     .54
Seagram Co. Ltd. (Canada)                                                         1,700,000     59.925     .29
South African Breweries Ltd. (South Africa)                                       1,975,646     57.402     .27
Cia. Cervejaria Brahma, preferred shares (Brazil)                                50,000,000     38.412     .19
Swedish Match AB (Sweden)                                                        12,000,000     38.375     .19
San Miguel Corp., Class B (Philippines)                                          17,781,120     28.940     .13
LVMH Moet Hennessy Louis Vuitton (France)                                           116,000     24.725     .12
ITC Ltd. (India)                                                                  1,100,000     18.740     .09
PT Hanjaya Mandala Sampoerna (Indonesia)                                          4,530,000      9.394     .05
Lion Nathan Ltd. (New Zealand)                                                    1,199,600      2.935     .01
Electronic Components - 3.52%
Rohm Co., Ltd. (Japan)                                                            1,878,000    221.308    1.08
Kyocera Corp. (Japan)                                                             1,979,500    129.612     .63
Murata Manufacturing Co., Ltd. (Japan)                                            2,886,000    125.020     .61
Hoya Corp. (Japan)                                                                2,294,000     77.482     .38
ASM Lithography Holding NV (Netherlands) (2)                                        700,000     70.578     .34
Hirose Electric Co., Ltd. (Japan)                                                   885,000     65.292     .32
LG Semicon Co., Ltd. (South Korea)                                                  596,650     20.128     .10
Delta Electronics Industrial Co., 0.50% convertible
 debentures 2004 (Taiwan)                                                         7,250,000     11.600     .06
Insurance- 2.96%
ING Groep NV (Netherlands)                                                        6,322,572    291.184
ING Groep NV, warrants, expire 2001 (2)                                           1,210,000     14.084    1.48
Royal & Sun Alliance Insurance Group PLC (United Kingdom)                         7,651,295     72.675     .35
PartnerRe Holdings Ltd. (Incorporated in Bermuda)                                 1,600,000     68.900     .33
Union des Assurances Federales (France)                                             482,500     51.463     .25
Corporacion Mapfre, CIR, SA (Spain)                                                 889,382     50.155     .24
GIO Australia Holdings Ltd. (Australia)                                          10,106,349     30.020     .15
CKAG Colonia Konzern AG (Germany)                                                   284,880     25.543
CKAG Colonia Konzern AG, preferred shares                                            15,530      1.375     .13
Yasuda Fire and Marine Insurance Co., Ltd. (Japan)                                1,190,000      7.021     .03
Food & Household Products - 2.89%
Nestle SA (Switzerland)                                                             142,225    198.641     .97
Reckitt & Colman PLC (United Kingdom)                                             7,106,250    109.132     .53
Groupe Danone (France)                                                              628,224     99.288     .48
Unilever PLC (United Kingdom)                                                     2,700,000     79.029     .38
Cadbury Schweppes PLC (United Kingdom)                                            8,109,282     78.072     .38
PT Indofood Sukses Makmur (Indonesia)                                            24,271,300     29.640     .14
Universal Robina Corp. (Philippines)                                              7,600,000      1.103     .01
Utilities:   Electric & Gas - 2.78%
Centrais Eletricas Brasileiras SA - ELETROBRAS, preferred
 nominative (American Depositary Receipts) (Brazil)                               3,200,500     89.614
Centrais Eletricas Brasileiras SA - ELETROBRAS, ordinary
 nominative (American Depositary Receipts)                                        1,869,000     49.295     .68
Cia. Energetica de Minas Gerais - CEMIG (American
 Depositary Receipts) (Brazil)                                                    1,040,171     57.860
Cia. Energetica de Minas Gerais - CEMIG, preferred
 nominative                                                                     421,000,000     23.508
Cia. Energetica de Minas Gerais - CEMIG, ordinary
 nominative                                                                      70,708,000      3.342
Cia. Energetica de Minas Gerais - CEMIG (American
 Depositary Receipts) (1)                                                            21,300      1.185     .42
National Power PLC (United Kingdom)                                               7,135,400     65.587     .32
Scottish Power PLC (United Kingdom)                                               7,504,300     58.077     .28
Hongkong Electric Holdings Ltd. (Hong Kong)                                      14,481,500     53.904     .26
CESP - Cia. Energetica de Sao Paulo, ordinary nominative
 (Brazil) (2)                                                                   273,620,000     19.323
CESP - Cia. Energetica de Sao Paulo, preferred nominative
 (American Depositary Receipts) (2)                                                 723,420     17.995
CESP - Cia. Energetica de Sao Paulo, preferred nominative
 (American Depositary Receipts) (1),(2)                                              83,664      2.081     .19
Huaneng Power International, Inc., Class N (American
 Depositary Receipts) (People's Republic of China) (2)                              925,000     22.431
Huaneng Power International, Inc., 1.75% convertible
 debentures 2004                                                                $12,000,000     12.570     .17
Unified Energy Systems of Russia (Global Depositary Receipts)
 (Russia) (1),(2)                                                                   750,000     29.625     .14
Korea Electric Power Corp. (South Korea)                                            938,280     20.862
Korea Electric Power Corp., 5.00% convertible debentures 2001                     5,000,000      4.681
Korea Electric Power Corp. (American Depositary Receipts)                           186,000      2.557     .14
Enersis SA (American Depositary Receipts) (Chile)                                   741,800     27.493     .13
Manila Electric Co., Class B (Philippines)                                        2,968,931     10.361     .05
Merchandising - 2.55%
Kingfisher PLC (United Kingdom)                                                   6,865,000     94.070     .46
Cifra, SA de CV, Class B (Mexico)                                                16,576,400     39.232
Cifra, SA de CV, Class A                                                         15,158,176     33.962
Cifra, SA de CV, Class C                                                          8,402,600     18.502     .45
Tesco PLC (United Kingdom)                                                        9,793,974     74.374     .36
Safeway PLC (United Kingdom)                                                     10,210,400     66.330     .32
Dixons Group PLC (United Kingdom)                                                 4,000,000     41.641     .20
Woolworths Ltd. (Australia)                                                       8,547,678     27.787     .13
Amway Japan Ltd. (American Depositary Receipts) (Japan)                             715,000     10.278
Amway Japan Ltd.                                                                    335,000      9.619
AJL PEPS Trust                                                                      465,000      7.411     .13
George Weston Ltd. (Canada)                                                         300,000     23.084     .11
Coles Myer Ltd. (Australia)                                                       4,830,611     22.749     .11
H & M Hennes & Mauritz AB, Class B (Sweden)                                         500,000     21.903     .11
Ito-Yokado Co., Ltd. (Japan)                                                        280,000     15.197     .07
Carrefour SA (France)                                                                20,000     12.498     .06
WHSmith Group PLC (United Kingdom)                                                1,500,000      8.909     .04
Business & Public Services - 2.54%
Rentokil Group PLC (United Kingdom)                                              34,340,000    142.719     .69
Brambles Industries Ltd. (Australia)                                              3,765,000     78.423     .38
Hyder PLC (United Kingdom)                                                        3,850,000     56.950     .28
United Utilities PLC (United Kingdom)                                             4,331,427     53.585     .26
Thames Water PLC (United Kingdom)                                                 3,039,925     42.833     .21
Reuters Holdings PLC (United Kingdom)                                             2,916,700     34.601     .17
Quebecor Printing Inc. (Canada)                                                   1,492,000     27.000     .13
Havas SA (France)                                                                   336,678     22.918     .11
Securitas AB, Class B (Sweden)                                                      777,000     18.533     .09
Dimension Data Holdings Ltd. (South Africa)                                       3,825,000     16.023     .08
Secom Co., Ltd. (Japan)                                                             220,000     14.880     .07
Severn Trent PLC (United Kingdom)                                                   704,247     10.451
Severn Trent PLC, Class B preferred shares                                          741,313       .431     .05
Thorn PLC (United Kingdom)                                                        1,664,805      3.717     .02
Machinery & Engineering - 2.37%
Mannesmann AG (Germany)                                                             690,950    330.144    1.60
Valmet Oy (Finland)                                                               3,400,000     55.659     .27
Kvaerner AS, Class A (Norway)                                                       910,000     53.822     .26
Komori Corp. (Japan)                                                              1,237,000     25.869     .13
Kawasaki Heavy Industries, Ltd. (Japan)                                           6,800,000     23.532     .11
Electrical & Electronic - 2.27%
Nokia Corp., Class K (Finland)                                                    1,113,000    105.529
Nokia Corp., Class A                                                                265,000     25.226     .64
Telefonaktiebolaget LM Ericsson, Class B (Sweden)                                 1,886,000     90.842
Telefonaktiebolaget LM Ericsson, Class B (American
 Depositary Receipts)                                                               660,000     31.639     .60
Premier Farnell PLC (United Kingdom)                                             13,403,700    115.199     .56
ABB AB, Class B (American Depositary Receipts) (Sweden)                             210,000     29.715
ABB AB, Class A                                                                   1,450,000     20.598
ABB AB, Class B                                                                     900,000     12.725     .31
Northern Telecom Ltd. (Canada)                                                      230,000     23.906     .12
Johnson Electric Holdings Ltd. (Hong Kong - Incorporated
 in Bermuda)                                                                      3,074,556      8.385     .04
Metals: Nonferrous - 1.61%
Pechiney, Class A (France)                                                        2,667,686    128.996     .63
WMC Ltd. (Australia)                                                              9,638,646     45.251     .22
Inco Ltd. (Canada)                                                                1,490,000     37.343     .18
Cominco Ltd. (Canada)                                                             1,445,300     36.132     .18
Alcan Aluminium Ltd. (Canada)                                                       700,000     24.325     .12
Rio Tinto PLC (formerly RTZ Corp. PLC) (United Kingdom)                           1,284,680     20.538     .10
Teck Corp., Class B (Canada)                                                        900,000     18.567     .09
Billiton PLC (United Kingdom) (2)                                                 2,760,000     10.647     .05
Noranda Inc. (Canada)                                                               450,000      8.990     .04
Recreation & Other Consumer Products - 1.41%
Nintendo Co., Ltd. (Japan)                                                        1,589,500    149.057     .72
Fuji Photo Film Co., Ltd. (Japan)                                                 1,200,000     49.593     .24
Bajaj Auto Ltd. (India)                                                           2,047,500     31.478
Bajaj Auto Ltd. (Global Depositary Receipts)                                         50,000      1.462     .16
Sony Music Entertainment (Japan) Inc. (Japan)                                       697,000     24.294     .12
Square Co. Ltd. (Japan)                                                             416,300     14.614     .07
PolyGram NV (New York Registered Shares) (Netherlands)                              250,000     14.359     .07
EMI Group PLC (United Kingdom)                                                      661,975      6.512
EMI Group PLC, Class B preferred shares                                             367,764       .680     .03
Industrial Components - 1.29%
Cie. Generale des Etablissements Michelin, Class B (France)                       1,346,598     76.708     .37
Minebea Co., Ltd. (Japan)                                                         6,578,000     73.150     .36
Bridgestone Corp. (Japan)                                                         2,240,000     53.909     .26
Morgan Crucible Co. PLC (United Kingdom)                                          3,408,240     28.192     .14
Sumitomo Electric Industries, Ltd. (Japan)                                        1,742,000     25.010     .12
Calsonic Corp. (Japan)                                                            1,609,000      9.080     .04
Forest Products & Paper - 1.18%
Koninklijke KNP BT (Netherlands)                                                  3,430,000     93.847     .46
UPM-Kymmene Corp. (Finland)                                                       2,300,000     63.986
UPM-Kymmene Corp., 8.25% convertible debentures 2043                         FIM40,000,000      11.166     .37
AssiDoman AB (Sweden)                                                               828,000     28.339     .14
Carter Holt Harvey Ltd. (New Zealand)                                             8,224,336     17.857     .09
Stora Kopparbergs Bergslags AB, Class B (Sweden)                                    850,000     14.433     .07
MAYR-MELNHOF Karton AG (Austria)                                                    160,000      9.556     .05
Real Estate - 1.11%
Cheung Kong (Holdings) Ltd. (Hong Kong)                                           8,560,000     96.252     .47
Sun Hung Kai Properties Ltd. (Hong Kong)                                          7,150,000     84.094     .41
Mitsui Fudosan Co., Ltd. (Japan)                                                  1,480,000     18.055     .09
Mitsubishi Estate Co., Ltd. (Japan)                                                 900,000     13.145     .06
Ayala Land, Inc., Class B (Philippines)                                          24,039,700     11.808     .06
C & P Homes, Inc. (Philippines)                                                  41,630,500      4.029     .02
Data Processing & Reproduction - 1.01%
Fujitsu Ltd. (Japan)                                                              8,446,000    105.838     .51
Acer Inc. (Taiwan) (2)                                                           40,763,000     79.927
Acer Inc. (Global Depositary Receipts) (1),(2)                                      534,700      5.307
Acer Inc. (Global Depositary Receipts) (2)                                          504,900      5.024     .44
Olivetti SpA (Italy) (2)                                                         21,056,000     11.604     .06
Building Materials & Components - 0.94%
Cemex, SA de CV, ordinary participation certificates (Mexico)                    17,420,650     91.522
Cemex, SA de CV, Class B                                                          2,210,625     13.251
Cemex, SA de CV, Class A                                                          1,793,075      9.328     .55
Holderbank Financiere Glaris Ltd. (Switzerland)                                      58,938     56.070     .27
Redland PLC (United Kingdom)                                                      6,790,000     25.699     .12
Appliances & Household Durables - 0.94%
Sony Corp. (Japan)                                                                1,665,500    157.566     .77
Samsung Electronics Co., Ltd. (South Korea)                                         188,351     18.246
Samsung Electronics Co., Ltd., preferred shares (Global
 Depositary Receipts)                                                                76,000      1.833
Samsung Electronics Co., Ltd. preferred shares                                       14,060       .567     .10
Philips Electronics NV (Netherlands)                                                165,000     14.001     .07
Electronic Instruments - 0.87%
Tokyo Electron Ltd. (Japan)                                                       1,667,000    101.957     .50
ADVANTEST CORP. (Japan)                                                             771,600     76.200     .37
Transportation: Shipping - 0.58%
Bergesen d.y. AS, Class B (Norway)                                                1,130,000     34.932
Bergesen d.y. AS, Class A                                                           542,800     16.703     .25
Stolt-Nielsen SA, Class B (American Depositary Receipts)
 (Incorporated in Luxembourg)                                                       845,000     24.505
Stolt-Nielsen SA                                                                    837,000     22.285     .23
Nippon Yusen KK (Japan)                                                           5,908,000     19.857     .10
Chemicals - 0.51%
BOC Group PLC (United Kingdom)                                                    2,730,000     48.667     .24
L'Air Liquide (France)                                                              229,946     37.936     .18
AGA AB, Class B (Sweden)                                                          1,100,000     17.734     .09
Miscellaneous Materials & Commodities - 0.44%
Cie. de Saint-Gobain (France)                                                       331,567     51.282     .25
SGL Carbon AG (Germany)                                                             179,200     26.389     .13
De Beers Consolidated Mines Ltd. (South Africa)                                     410,000     11.979     .06
Aerospace & Military Technology - 0.30%
British Aerospace PLC (United Kingdom)                                            1,330,000     35.709     .17
Bombardier Inc., Class B (Canada)                                                 1,307,000     26.490     .13
Metals: Steel - 0.26%
Kawasaki Steel Corp. (Japan)                                                     27,641,000     52.988     .26
Wholesale & International Trade - 0.17%
Mitsui & Co., Ltd. (Japan)                                                        2,700,000     21.264     .10
Mitsubishi Corp. (Japan)                                                          1,447,000     14.050     .07
Gold Mines - 0.16%
Ashanti Goldfields Co. Ltd. (Global Depositary Receipts)
 (Ghana)                                                                          2,040,222     22.442     .11
Normandy Mining Ltd. (Australia)                                                  8,930,177     11.322     .05
Leisure & Tourism - 0.15%
Granada Group PLC (United Kingdom)                                                1,631,313     23.065     .10
Mandarin Oriental International Ltd. (Singapore -
 Incorporated in Bermuda)                                                         9,670,312      9.767     .05
Euro Disney SCA (France) (2)                                                        573,700       .790     .00
Transportation: Airlines - 0.13%
Qantas Airways Ltd. (Australia)                                                  12,900,000     26.150     .13
Financial Services - 0.05%
ORIX Corp. (Japan)                                                                  125,500      9.561     .05
Transportation: Rail & Road - 0.02%
Guangshen Railway Co. Ltd., Class H (American Depositary
 Receipts) (People's Republic of China)                                             286,400      4.922     .02
Miscellaneous - 2.97%
Other equity-type securities in initial period of acquisition                                  611.093    2.97
                                                                                           -------------------

TOTAL EQUITY-TYPE SECURITIES (cost: $13,128.057 million)                                    18,082.381   87.88
                                                                                           -------------------

BONDS
                                                                                 Principal
                                                                                    Amount
                                                                                (Millions)
Argentina Government- 0.17%
Argentina 11.375% January 2017                                                     $14.500      16.914     .09
Argentina 11.75% February 2007                                                   ARP14.000      15.816     .08
Argentina 6.75% March 2005 (3)                                                       $.860        .819     .00

Broadcasting & Publishing- 0.07%
Grupo Televisa, SA 0%/13.25% May 2008 (4)                                           20.000      15.050     .07

                                                                                           -------------------
TOTAL BONDS (cost: $42.705 million)                                                             48.599     .24
                                                                                           -------------------
SHORT-TERM SECURITIES

                                                                                 Principal     Market Percent
                                                                                    Amount      Value  of Net
                                                                                (Millions) (Millions)  Assets
Corporate Short-Term Notes- 9.19%
Societe Generale North America 5.49%-5.53% due 10/2-12/18/97                      $104.100    $103.067     .50%
Bank of Montreal 5.48%-5.50% due 10/3-10/29/97                                       99.900     99.651     .48
Caisse d'amortissement de la dette sociale 5.49%-5.50% due
 10/20-12/12/97                                                                     100.000     99.300     .48
Halifax PLC 5.46%-5.49% due 10/21-12/3/97                                            99.700     99.000     .48
Svenska Handelsbanken Group 5.47%-5.55% due 10/8-11/13/97                            99.300     98.895     .48
Lucent Technologies Inc. 5.48%-5.50% due 10/8-12/12/97                               95.200     94.409     .46
Nestle Capital Corp. 5.44%-5.50% due 10/1-12/23/97                                   92.800     92.319     .45
Toronto-Dominion Holdings USA Inc. 5.50%-5.53% due 10/9-11/4/97                      90.000     89.730     .44
American Express Credit Corp. 5.49%-5.52% due 10/28-12/4/97                          85.550     84.901     .41
E.I. du Pont de Nemours and Co. 5.47%-5.48% due 10/10-12/16/97                       81.000     80.573     .39
Toyota Motor Credit Corp. 5.47%-5.50% due 10/2-11/4/97                               80.200     79.947     .39
Ford Credit Europe PLC 5.50%-5.54% due 10/9-12/11/97                                 77.400     76.898     .37
Daimler-Benz North America Corp. 5.49%-5.58% due 10/6-10/24/97                       76.285     76.130     .37
Commonwealth Bank of Australia 5.47%-5.54% due 10/2-11/17/97                         76.100     75.866     .37
General Electric Capital Corp. 5.50%-5.54% due 10/6-12/10/97                         76.120     75.584     .37
Abbey National North America 5.50%-5.54% due 10/7-12/24/97                           74.800     74.503     .36
Canada Bills 5.44%-5.48% due 10/2-11/3/97                                            67.300     67.130     .33
ANZ (Delaware) Inc. 5.49%-5.50% due 10/20-10/28/97                                   61.900     61.447     .30
National Australia Funding (Delaware) Inc. 5.48%-5.50% due
 10/6-12/2/97                                                                        60.300     59.925     .29
ABN AMRO North America Finance Inc. 5.48%-5.50% due
 11/20-12/16/97                                                                      56.700     56.130     .27
Electricite de France 5.45%-5.47%  due 10/24-11/5/97                                 55.000     54.752     .27
Rank Xerox Capital (Europe) PLC 5.47%-5.50% due 10/3-10/17/97                        52.555     52.474     .26
International Lease Finance Corp. 5.49%-5.50% due 10/22-11/21/97                     49.800     49.537     .24
Xerox Corp. 5.46%-5.48% due 10/10-10/27/97                                           46.000     45.851     .22
International Business Machines Corp. 5.48%-5.49% due
 10/16-10/30/97                                                                      43.700     43.575     .21

Federal Agency Discount Notes- 1.25%
Freddie Mac (formerly Federal Home Loan
 Mortgage Corp.) 5.40%-5.47% due 10/7-12/1/97                                       132.173    131.595     .64
Fannie Mae (formerly Federal National
 Mortgage Assn) 5.40%-5.45% due 11/4-12/23/97                                       127.000    125.847     .61

U.S. Treasury Obligations - 0.51%
 5.065% February 1998                                                               107.000    105.004     .51

Certificates of Deposit- 0.51%
Canadian Imperial Bank of Commerce 5.55%-5.61% due 11/3-12/2/97                     $79.300     79.715     .39
Abbey National PLC 5.57% due 11/5/97                                                 25.000     24.999     .12

Non-U.S. Currency- 0.05%
New Taiwanese Dollar                                                            NT$276.375       9.677     .05
                                                                                         .
                                                                                           -------------------
TOTAL SHORT-TERM SECURITIES (cost: $2,368.675 million)                                       2,368.431   11.51
                                                                                           -------------------

TOTAL INVESTMENT SECURITIES (cost: $15,539.437 million)                                     20,499.411   99.63
Excess of cash and receivables over payables                                                    76.609     .37
                                                                                           -------------------
NET ASSETS                                                                                  #########   100.00%
                                                                                           ===================

1 Purchased in a private placement transaction; resale to the public may require registration or sale only to qualified institutional buyers.
2 Non-income-producing securities.
3 Coupon rate changes periodically.
4 Step bond; coupon rate will increase at a later date.




See Notes to Financial Statements

EuroPacific Growth Fund
Financial Statements
----------------------------------------------                   --------------- --------------
Statement of Assets and Liabilities
at September 30, 1997 (dollars in millions)                                         (unaudited)
----------------------------------------------                  ----------------  -------------
ASSETS:
Investment securities at market
 (cost: $15,539.437)                                                                $20,499.411
Cash                                                                                      1.417
Receivables for-
 Sales of investments                                                   $104.650
 Sales of fund's shares                                                   43.901
 Forward currency contracts                                                3.055
 Dividends and accrued interest                                           62.128        213.734
                                                             ------------------- ---------------
                                                                                     20,714.562
LIABILITIES:
Payables for-
 Purchases of investments                                                 26.114
 Repurchases of fund's shares                                             96.403
 Management services                                                       7.675
 Accrued expenses                                                          8.350        138.542
                                                             ------------------- ---------------
NET ASSETS AT SEPTEMBER 30, 1997-
 Equivalent to $29.69 per share on
 693,137,478 shares of beneficial
 interest issued and outstanding;
 unlimited shares authorized                                                        $20,576.020
                                                                                 ===============



Statement of Operations
for six month ended September 30, 1997 (dollars in millions)                        (unaudited)
----------------------------------------------                   ---------------  -------------
INVESTMENT INCOME:
Income:
 Dividends                                                              $216.922
 Interest                                                                 74.181       $291.103
                                                             -------------------
Expenses:
 Management services fee                                                  44.754
 Distribution expenses                                                    22.568
 Transfer agent fee                                                        6.620
 Reports to shareholders                                                    .762
 Registration statement and prospectus                                     1.363
 Postage, stationery and supplies                                           .920
 Trustees' fees                                                             .084
 Auditing and legal fees                                                    .082
 Custodian fee                                                             4.996
 Taxes other than federal income tax                                        .000
 Other expenses                                                             .131         82.280
                                                            -------------------- ---------------
 Net investment income                                                                  208.823
                                                                                 ---------------
REALIZED GAIN AND UNREALIZED
 APPRECIATION ON INVESTMENTS:
Net realized gain                                                                       690.976
Net increase in unrealized appreciation
 on investments                                                        1,718.046
Net decrease in unrealized appreciation
 on forward currency contracts                                            (4.927)     1,713.119
                                                            ------------------------------------
 Net realized gain and unrealized appreciation
  on investments                                                                      2,404.095
                                                                                 ---------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                                                          $2,612.918
                                                                                 ===============
See Notes to Financial Statements




----------------------------------------------               ------------------- ---------------

Statement of Changes in Net Assets                                    Six months    Year ended
(dollars in millions)                                             ended 9/30/97*        3/31/97
----------------------------------------------               ------------------- ---------------
OPERATIONS:
Net investment income                                               $    208.823   $    258.101
Net realized gain on investments                                         690.976        799.451
Net increase in unrealized appreciation
 on investments                                                        1,713.119      1,098.239
                                                             ------------------- ---------------
 Net increase in net assets
  resulting from operations                                            2,612.918      2,155.791
                                                             ------------------- ---------------

DIVIDENDS AND DISTRIBUTIONS PAID TO
 SHAREHOLDERS:
Dividends from net investment income                                     (51.507)      (236.013)
Distributions from net realized gain on
 investments                                                            (573.017)      (503.619)
                                                             ------------------- ---------------
 Total dividends and distributions                                      (624.524)      (739.632)
                                                             ------------------- ---------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold: 101,963,628
 and 195,364,825 shares, respectively                                  2,882.100      4,950.543
Proceeds from shares issued in reinvestment
 of net investment income dividends and
 distributions of net realized gain on
 investments: 21,807,622 and 28,349,252 shares,
 respectively                                                            600.758        704.707
Cost of shares repurchased: 57,531,701
 and 104,945,629 shares, respectively                                 (1,632.275)    (2,669.767)
                                                             ------------------- ---------------

 Net increase in net assets resulting from
  capital share transactions                                           1,850.583      2,985.483
                                                             ------------------- ---------------

TOTAL INCREASE IN NET ASSETS                                           3,838.977      4,401.642

NET ASSETS:
Beginning of period                                                   16,737.043     12,335.401
                                                               ----------------- ---------------
End of period (including undistributed
 net investment income:  $208.085
 and $50.769, respectively)                                          $20,576.020    $16,737.043
                                                            ==================== ===============
*unaudited
See Notes to Financial Statements

Notes to Financial Statements

1. EuroPacific Growth Fund (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term capital appreciation by investing in the securities of companies based outside the United States. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

     Equity-type securities traded on a national securities exchange (or reported on the Nasdaq national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price. Long-term and short-term securities with original or remaining maturities in excess of 60 days, including forward currency contracts, are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value by the Board of Trustees or a committee thereof.

     As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

     Investment securities, cash balances and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the period. Purchases and sales of investment securities, income and expenses are calculated using the prevailing exchange rate as accrued. The effects of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

     The fund may enter into forward currency contracts, which represent an agreement to exchange currencies of different countries at a specified future date at a specified rate. The fund enters into these contracts to reduce its exposure to fluctuations in foreign exchange rates arising from investments denominated in non-U.S. currencies. The fund's use of forward currency contracts involves market risk in excess of the amount recognized in the statement of assets and liabilities. The contracts are recorded in the statement of assets and liabilities at their net unrealized value. The fund records realized gains or losses at the time the forward contract is closed or offset by a matching contract. The face or contract amount in U.S. dollars reflects the total exposure the fund has in that particular contract. Losses may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in non-U.S. exchange rates and securities values underlying these instruments.

     Net realized gains and net unrealized gains of the fund derived in India are subject to certain non-U.S. taxes at a rate of 10%. The fund provides for such non-U.S. taxes on investment income, net realized gains and net unrealized gains.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

     As of September 30, 1997, net unrealized appreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $4,956,965,000, net of accumulated deferred taxes totaling $3,009,000 on unrealized appreciation of Indian securities, of which $5,602,270,000 related to appreciated securities and $642,296,000 related to depreciated securities. During the six months ended September 30, 1997, the fund realized, on a tax basis, a net capital gain of $685,965,000 on securities transactions. Net gains related to non-U.S. currency and other transactions of $5,011,000 were treated as ordinary income for federal income tax purposes. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $15,539,437,000 at September 30, 1997.

3. The fee of $44,754,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Trustees of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.69% of the first $500 million of average net assets; 0.59% of such assets in excess of $500 million but not exceeding $1.0 billion; 0.53% of such assets in excess of $1.0 billion but not exceeding $1.5 billion; 0.50% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.48% of such assets in excess of $2.5 billion but not exceeding $4.0 billion; 0.47% of such assets in excess of $4.0 billion but not exceeding $6.5 billion; 0.46% of such assets in excess of $6.5 billion but not exceeding $10.5 billion; 0.45% of such assets in excess of $10.5 billion but not exceeding $17.0 billion; and 0.445% of such assets in excess of $17.0 billion.

     Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Trustees. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended September 30, 1997, distribution expenses under the Plan were $22,568,000. As of September 30, 1997, accrued and unpaid distribution expenses were $3,190,000.

     American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $6,620,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $6,118,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

     Trustees who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of September 30, 1997, aggregate amounts deferred and earnings thereon were $356,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Trustees and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of September 30, 1997, accumulated undistributed net realized gain on investments was $690,983,000 and paid-in capital was $14,040,475,000.

     The fund made purchases and sales of investment securities, excluding short-term securities, of $3,223,906,000 and $2,175,772,000, respectively, during the six months ended September 30, 1997.

     Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $4,996,000 includes $35,000 that was paid by these credits rather than in cash.

     Dividend and interest income is recorded net of non-U.S. taxes paid. For the six months ended September 30, 1997, such non-U.S. taxes were $26,398,000. Net realized currency losses on dividends, interest, withholding taxes reclaimable and sales of non-U.S. bonds and notes were $8,199,000 for the six months ended September 30, 1997.

     At September 30, 1997, the fund had outstanding forward currency contracts to sell non-U.S. currencies as follows:


Non-U.S. Currency Sale Contracts

Non-U.S. Currency           Contract Amounts                      U.S. Valuation at
Sale Contracts                                                    9/30/97
                            Non-U.S.             U.S.             Amount           Unrealized
                                                                                   Appreciation
Japanese Yen expiring       Y6,035,175,000       $53,940,500      $50,885,709      $3,054,791
10/28/97 to 9/9/98

Per-Share Data and Ratios /1/

                                       Six months
                                            ended                  Year      Ended  March 31

                                        9/30/97 /2/      1997       1996       1995       1994       1993

Net Asset Value, Beginning
 of Period                                 $26.70     $24.28     $20.89     $21.95     $17.64     $16.64
                                       ------------------------------------------------------------------
 Income From Investment
  Operations:
  Net investment income                       .30        .46        .46        .35        .24        .22
  Net realized gain and change
   in unrealized appreciation
   on investments                            3.66       3.28       3.63       (.19)       4.37       1.04
                                       ------------------------------------------------------ ----------
   Total income from investment
    operations                               3.96       3.74       4.09        .16       4.61       1.26
                                       ------------------------------------------------------ ----------
 Less Distributions:
  Dividends from net investment
   income                                    (.08)      (.41)      (.49)     (.317)     (.187)     (.222)
  Dividends from net realized
   non-U.S. currency gains /3/               (.01)      (.03)         -      (.003)     (.043)     (.038)
  Distributions from net
   realized gains                            (.88)      (.88)      (.21)      (.90)      (.07)         -
                                       ------------------------------------------------------ ----------
   Total distributions                       (.97)     (1.32)      (.70)     (1.22)      (.30)      (.26)
                                       ------------------------------------------------------ ----------
Net Asset Value, End of Period          $    29.69 $    26.70 $    24.28 $    20.89 $    21.95 $    17.64
                                       ====================================================== ==========

Total Return /4/                         15.11% /5/    15.88%     19.84%       .71%     26.27%      7.69%


Ratios/Supplemental Data:
 Net assets, end of period
  (in millions)                           $20,576    $16,737    $12,335     $8,588     $6,429     $2,992
 Ratio of expenses to average
  net assets                               .44% /5/      .90%       .95%       .97%       .99%      1.10%
 Ratio of net income to average
  net assets                              1.11% /5/     1.77%      2.09%      1.80%      1.13%      1.40%
 Average commissions paid per
  share /6/                                 .26c      1.36c      1.10c      .21c        .08c       .25c
 Portfolio turnover rate                 16.98% /5/    25.82%     21.77%     16.02%     21.37%     10.35%


/1/ Adjusted to reflect the 100%
 share dividend effective June
 10, 1993.

/2/ Unaudited

/3/ Realized non-U.S. currency
 gains are treated as ordinary
 income for federal income tax
 purposes.

/4/ Calculated without deducting
 a sales charge. The maximum
 sales charge is 5.75% of the
 fund's offering price.

/5/ Based on operations for the period
 shown and, accordingly, not
 representative of a full year's
 operations.

/6/ Brokerage commissions paid on
 portfolio transactions increase
 the cost of securities purchased or
 reduce the proceeds of securities
 sold, and are not separately reflected
 in the fund's statement of operations.
 Shares traded on a principal basis
 (without commissions), such as most
 over-the-counter and fixed-income
 transactions, are excluded. Generally,
 non-U.S. commissions are lower than
 U.S. commissions when expressed as
 cents per share but higher when
 expressed as a percentage of
 transactions because of the lower
 per-share prices of many non-U.S.
 securities.

EUROPACIFIC GROWTH FUND

BOARD OF TRUSTEES

ELISABETH ALLISON, Cambridge, Massachusetts
Administrative Director, ANZI, Ltd.
(financial publishing and consulting);
publishing consultant, Harvard Medical School

MICHAEL R. BONSIGNORE, Minneapolis, Minnesota
Chairman and Chief Executive Officer,
Honeywell Inc.

DAVID I. FISHER, Los Angeles, California
Chairman of the Board,
The Capital Group Companies, Inc.

ROBERT A. FOX, Livingston, California
President and Chief Executive Officer,
Foster Farms Inc.

ALAN GREENWAY, La Jolla, California
Private investor; President, Greenway Associates, Inc. (management consulting services)

WILLIAM R. GRIMSLEY, San Francisco, California
Senior Vice President and Director,
Capital Research and Management Company

KOICHI ITOH, Tokyo, Japan
President and Chief Executive Officer,
IMPAC (management consulting services);
former Managing Partner,
VENCA Management (venture capital)

WILLIAM H. KLING, St. Paul, Minnesota
President, Minnesota Public Radio;
President, Greenspring Co.; former President,
American Public Radio (now Public Radio International)

JOHN G. MCDONALD, Stanford, California
The IBJ Professor of Finance,
Graduate School of Business, Stanford University

WILLIAM I. MILLER, Columbus, Indiana
Chairman of the Board, Irwin Financial Corporation

KIRK P. PENDLETON, Southampton, Pennsylvania
Chairman of the Board and Chief Executive Officer, Cairnwood, Inc. (venture capital investment)

DONALD E. PETERSEN, Birmingham, Michigan
Retired; former Chairman of the Board and Chief Executive Officer, Ford Motor Company

WALTER P. STERN, New York, New York
Chairman of the Board of the fund
Chairman of the Board,
Capital Group International, Inc.

THIERRY VANDEVENTER, Geneva, Switzerland
President of the fund
Director, Capital Research and Management Company

OTHER OFFICERS

STEPHEN E. BEPLER, New York, New York
Executive Vice President of the fund
Senior Vice President, Capital Research Company

MARK E. DENNING, London, England
Executive Vice President of the fund
Director, Capital Research and Management Company

ROBERT W. LOVELACE, Los Angeles, California
Vice President of the fund
Executive Vice President and Director,
Capital Research Company

JANET A. MCKINLEY, New York, New York
Vice President of the fund
Director, Capital Research and Management Company

VINCENT P. CORTI, Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

R.  MARCIA GOULD, Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group,
Capital Research and Management Company

Steven N. Kearsley retired as Treasurer of the fund effective May 20, 1997. He had been an officer of the fund since 1984. The Trustees thank him for his many contributions.

OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER, CAPITAL RESEARCH AND MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank, N.A.
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
O'Melveny & Myers LLP
400 South Hope Street
Los Angeles, California 90071-2899

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

This report is for the information of shareholders of EuroPacific Growth Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180, OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

Litho in USA  BDA/AL/3587
Lit. No. EUPAC-013-1197

Printed on recycled paper
[The American Funds Group (R)]